Krispy Kreme to be Acquired by JAB Beech for $21 Per Share in Cash

Krispy Kreme to Become a Privately Owned Company Operating Independently

WINSTON-SALEM, NC – May 9, 2016 – Krispy Kreme Doughnuts, Inc. (NYSE: KKD) (“Krispy Kreme” or the “Company”) and JAB Beech Inc., an indirect controlled subsidiary of JAB Holding Company (“JAB”) in which BDT Capital Partners is a minority investor alongside JAB, today announced that the companies have entered into a definitive merger agreement under which JAB Beech will acquire Krispy Kreme for $21 per share in cash, or a total equity value of approximately $1.35 billion. The agreement, which has been unanimously approved by Krispy Kreme’s Board of Directors, represents a premium of approximately 25% over the Company’s closing stock price on May 6, 2016.

At the close of the transaction, Krispy Kreme will be privately owned and will continue to be independently operated from Krispy Kreme’s current headquarters in Winston-Salem, N.C.

Jim Morgan, Chairman of the Board of Directors of Krispy Kreme, commented, “For nearly 80 years, our iconic brand has been touching and enhancing lives through the joy that is Krispy Kreme. This transaction puts us in the best possible position to continue to spread that joy to a growing number of people around the world while delivering significant value to Krispy Kreme shareholders. I am confident the JAB team is the right partner with whom to continue building upon our incredible legacy.”

Tony Thompson, CEO of Krispy Kreme, commented, “JAB’s experience and industry knowledge make them the ideal partner to help grow the iconic Krispy Kreme brand throughout the world. We remain focused on our long term strategy and continuing to offer our premium, high-quality doughnuts and sweet treats to consumers around the world. We look forward to working with JAB to continue bringing the joy that is Krispy Kreme to a growing number of customers. Together with our talented team and our passionate franchisees, we will continue to build on the Krispy Kreme culture, values and commitment to our customers and guests.”

Peter Harf, Senior Partner at JAB, commented, “We are thrilled to have such an iconic brand as Krispy Kreme joining the JAB portfolio. This is yet another example of our commitment to investing in extraordinary brands with significant growth prospects. We feel strongly that Krispy Kreme will benefit greatly from our long-term focus and support for management’s vision in building on the legacy of this exciting brand as an independent standalone entity.”

Transaction Terms; Postponement of Annual Meeting
The transaction is not subject to a financing condition and is expected to close in the third quarter, subject to customary closing conditions, including receipt of regulatory and shareholder approvals.

In light of the announcement and pending transactions under the merger agreement, the Company’s Board of Directors has determined to postpone the Company’s 2016 Annual Meeting of Shareholders, originally scheduled for June 14, 2016. At a later date, the Company will provide information related to a rescheduled meeting, if applicable.

Advisors
Wells Fargo Securities, LLC is serving as financial advisor to Krispy Kreme in connection with this transaction and Simpson Thacher & Bartlett LLP and Womble Carlyle Sandridge & Rice, LLP are providing legal support and advice.

Barclays and BDT & Company LLC are serving as financial advisors to JAB Beech in connection with this transaction and Skadden, Arps, Slate, Meagher & Flom LLP is providing legal advice.

About Krispy Kreme
Krispy Kreme is a leading branded specialty retailer and wholesaler of premium quality sweet treats and complementary products, including its signature Original Glazed® doughnut. Headquartered in Winston-Salem, NC, the Company has offered the highest quality doughnuts and great tasting coffee since it was founded in 1937. Today, there are over 1,100 Krispy Kreme shops in more than 26 countries around the world. Connect with the Krispy Kreme brand at www.krispykreme.com.

About JAB
JAB Holding Company is a privately held group focused on long-term investments in companies with premium brands, attractive growth and strong margin dynamics in the Consumer Goods category. The group's portfolio includes controlling stakes in Keurig Green Mountain, a leader in single-serve coffee and beverage technologies, Jacobs Douwe Egberts (JDE), the largest pure-play FMCG coffee company in the world, Coty Inc., a global leader in beauty, and in luxury goods companies including Jimmy Choo, Bally and Belstaff. JAB also has controlling stakes in Peet's Coffee & Tea, a premier specialty coffee and tea company, Caribou Coffee Company, a specialty retailer of high-quality premium coffee products, Einstein Noah Restaurant Group, Inc., a leading company in the quick-casual segment of the restaurant industry, and in Espresso House, the largest branded coffee shop chain in Scandinavia. JAB also owns a minority stake in Reckitt Benckiser PLC, a global leader in health, hygiene and home products. In July 2015, Coty announced it had reached a definitive agreement to purchase some of Procter & Gamble's beauty brands to create one of the world's largest cosmetic companies. JAB is overseen by its three Senior Partners, Peter Harf, Bart Becht (Chairman) and Olivier Goudet (CEO). For more information, please visit the company's website at: http://www.jabholco.com.

Forward Looking Statements and Investor Information
The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. Forward-looking statements are based on management’s beliefs, assumptions and expectations concerning the proposed transaction involving the Company and JAB Beech Inc. (the “transaction”), including statements relating to regulatory approvals and the expected timing, completion and effects of the proposed merger and other future events and the transaction’s potential effects on the Company, including, but not limited to, statements relating to anticipated financial and operating results, the companies’ plans, objectives, expectations and intentions, cost savings, and other statements. Forward-looking statements involve risks and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition we express or imply in any forward-looking statements. Forward looking statements often contain words such as “believe,” “may,” “forecast,” “could,” “will,” “should,” “would,” “anticipate,” “estimate,” “expect,” “intend,” “objective,” “seek,” “strive” or similar words, or the negative of these words. Actual results may differ materially from the results anticipated in these forward looking statements due to various factors, including, without limitation: the ability to obtain the approval of the transaction by the Company’s shareholders; the ability to obtain governmental approvals of the transaction or to satisfy other conditions to the transaction on the proposed terms and timeframe; the possibility that the transaction does not close when expected or at all, or that the companies may be required to modify aspects of the transaction to achieve regulatory approval; the outcome of pending or future litigation; the quality of Company and franchise store operations and changes in sales volume; risks associated with the use and implementation of information technology; our ability, and our dependence on the ability of our franchisees, to execute on our and their business plans; our relationships with our franchisees; actions by franchisees that could harm our business; our ability to implement our domestic and international growth strategy; our ability to implement and operate our domestic shop model; political, economic, currency and other risks associated with our international operations; the price and availability of raw materials needed to produce doughnut mixes and other ingredients, and the price of motor fuel; our relationships with wholesale customers; reliance on third parties in many aspects of our business; our ability to protect our trademarks and trade secrets; changes in customer preferences and perceptions; risks associated with competition; risks related to the food service industry, including food safety and protection of personal information; compliance with government regulations relating to food products and franchising; and increased costs or other effects of new government regulations; and other risks and uncertainties. These and other risks and uncertainties, which are described in more detail in the Company’s most recent Annual Report on Form 10-K and other reports and statements filed with the United States Securities and Exchange Commission (“SEC”), are difficult to predict, involve uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors emerge from time to time, and it is not possible for management to predict all such factors or to assess the impact of each such factor on the Company. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Investors, potential investors and others are urged to carefully consider all such factors and are cautioned not to place undue reliance on these forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT
This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of the Company by JAB Beech Inc. In connection with this proposed acquisition, the Company may file one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document the Company may file with the SEC in connection with the proposed transaction. INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to shareholders of the Company. Investors and shareholders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s internet website at www.krispykreme.com or by contacting the Company’s corporate secretary’s office at 370 Knollwood Street, Winston-Salem, N.C. 27103 or by calling (336) 726-8876.

Participants in Solicitation
The Company, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in such solicitation in connection with the proposed merger will be set forth in the proxy statement if and when it is filed with the SEC. Information about the directors and executive officers of the Company is set forth in the Company’s most recent Annual Report on Form 10-K and other reports and statements filed with the SEC, including the Company’s proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on May 5, 2016, the Company’s Quarterly Report on Form 10-Q and the Company’s Current Reports on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Contacts

JAB Contacts:
Tom Johnson/Pat Tucker
Abernathy MacGregor
212-371-5999

Krispy Kreme Media Contact:
Darryl Carr
336-726-8996

Krispy Kreme Investor Relations Contact:
Anita Booe
336-703-6902